Exhibit 10.9

Power of Attorney

I, Hou Jun, the undersigned (the “Undersigned”), a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number                     , am a direct shareholder of Beijing MapABC Technology Co., Ltd. (hereinafter referred to as the “Company”). I hereby irrevocably authorize Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as my attorney-in-fact:

I hereby authorize Mr. Cheng Congwu to exercise, on my behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, I will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right I am entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Undersigned to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising the Voting Right I am entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Hou Jun
Name: Hou Jun
Date: December 18, 2009

Power of Attorney

I, Tang Xiyong, the undersigned (the “Undersigned”), a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number                     , am a direct shareholder of Beijing MapABC Technology Co., Ltd. (hereinafter referred to as the “Company”). I hereby irrevocably authorize Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as my attorney-in-fact:

I hereby authorize Mr. Cheng Congwu to exercise, on my behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, I will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right I am entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Undersigned to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising the Voting Right I am entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Tang Xiyong
Name: Tang Xiyong
Date: December 18, 2009